UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 21, 2018 (September 20, 2018)
Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      □
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01. Entry into a Material Definitive Agreement.
Share Purchase Agreement
On September 20, 2018, Adobe Systems Incorporated (“Adobe” or the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”), by and among Adobe, Milestone Topco, Inc., a Delaware corporation (“Topco”) and indirect parent company of Marketo, Inc., a Delaware corporation (collectively with Topco and Topco’s other subsidiaries, “Marketo”), the stockholders of Topco (the “Sellers”) and Vista Equity Partners Management, LLC, a Delaware limited liability company (the “Sellers’ Representative”), solely in its capacity as the Sellers’ representative. Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions set forth therein, Adobe will acquire Marketo through the purchase of all the issued and outstanding shares of capital stock of Topco (the “Topco Shares”) and other equity interests in Marketo, for an aggregate purchase price of $4.75 billion in cash (the “Consideration”), subject to certain purchase price adjustments specified in the Purchase Agreement. $50.0 million of the Consideration will be held in escrow as security for any purchase price adjustment after the closing of the transaction (the “Closing”) that is determined to be owed to Adobe and certain indemnification claims.
Under the terms of the Purchase Agreement, the parties’ obligations to consummate the transactions contemplated by the Purchase Agreement are subject to customary closing conditions, including, among other things, the receipt of certain regulatory approvals, including the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, Adobe’s obligation to consummate the transactions contemplated by the Purchase Agreement is subject to there not having occurred, since the date of the Purchase Agreement, a Company Material Adverse Effect (as defined in the Purchase Agreement). The transaction is expected to close during the fourth quarter of Adobe’s 2018 fiscal year.
The Purchase Agreement also contains customary termination rights for Adobe and the Sellers’ Representative. Upon any termination of the Purchase Agreement, the Purchase Agreement will become void, except that certain specified obligations of the parties will survive, including obligations concerning confidentiality.
The cash consideration payable at the Closing is expected to be financed with a combination of new debt and cash on Adobe’s balance sheet. The parties’ obligations to consummate the transaction are not subject to any condition related to the availability of financing.
The Purchase Agreement contains representations, warranties and covenants of Adobe, the Sellers and Topco that are customary for a transaction of this nature, including among others, covenants by Topco regarding the conduct of its business and by the parties regarding public disclosures during the period between signing of the Purchase Agreement and the Closing. The representations and warranties of Topco and Adobe in the Purchase Agreement, as well as the representations and warranties of the Sellers in the Purchase Agreement that are not described in the following sentence, will terminate as of the Closing. Certain fundamental representations and warranties of the Sellers will survive for two years following the date of the Closing. The Purchase Agreement includes indemnification obligations of the Sellers in favor of Adobe for, among other things, breaches of such fundamental representations and warranties made by the Sellers in the Purchase Agreement.
The Purchase Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by Adobe’s board of directors.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Adobe, Marketo, or the Sellers. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Sellers and Topco to Adobe in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between Adobe and the Sellers rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterizations of the actual state of facts about Adobe, the Sellers or Marketo.

Item 7.01. Regulation FD Disclosure.
On September 20, 2018, Adobe issued a press release announcing the entry into the Purchase Agreement, which is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01 of the Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1
Share Purchase Agreement, dated as of September 20, 2018, by and among Adobe Systems Incorporated, Milestone Topco, Inc., the Sellers and Vista Equity Partners Management, LLC, solely in its capacity as the Sellers’ Representative*

99.1	Press Release issued on September 20, 2018 entitled "Adobe to Acquire Marketo"
*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Forward-Looking Statements
This report contains forward-looking information related to Adobe, Marketo and the acquisition of Marketo by Adobe that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction, Adobe’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Adobe, the anticipated timing of closing of the proposed transaction, and the ability of Adobe to obtain financing on favorable terms or at all. Forward looking statements involve risks, including general risks associated with Adobe’s and Marketo’s businesses, uncertainties and other factors that may cause actual results to differ materially from those referred to in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: Adobe’s ability to embed Marketo’s technology into Adobe Experience Cloud; the effectiveness of Marketo’s technology; potential benefits of the transaction to Adobe and Marketo customers, the ability of the parties to the Purchase Agreement to close the announced transaction; the possibility that the closing of the transaction may be delayed; and any statements of assumptions underlying any of the foregoing. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to Adobe and are qualified in their entirety by this cautionary statement. For a discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings. Adobe does not assume any obligation to update any such forward-looking statements or other statements included in this press release.
Further information on these and other risk and uncertainties relating to Adobe can be found in its reports filed on Forms 10-K, 10-Q and 8-K and in other filings Adobe makes with the SEC from time to time and available at www.sec.gov. These documents are available on the SEC Filings section of the Investor Information section of Adobe’s website at www.adobe.com/investor-relations.html. The forward-looking statements included in this communication are made only as of the date hereof. Adobe assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

By:	/s/ JOHN MURPHY
John Murphy
Executive Vice President and Chief Financial Officer

Date: September 21, 2018

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